Exhibit 99.1

ScanSoft Announces Fourth Quarter and Fiscal 2003 Results; Strong
Performance in Network Speech and Digital Imaging Produce Results
Ahead of Expectations

    PEABODY, Mass.--(BUSINESS WIRE)--Feb. 26, 2004--ScanSoft, Inc. (Nasdaq: SSFT), the leading supplier of speech and imaging solutions, today announced financial results for the fourth quarter and full year ended December 31, 2003.
    ScanSoft reported fourth quarter 2003 revenue of $46.9 million, a 65 percent increase over fourth quarter 2002 revenue of $28.4 million. Net income before amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation was $6.0 million, or $0.05 per diluted share, compared with $6.7 million, or $0.09 per diluted share, for the fourth quarter of 2002. After including amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation, ScanSoft reported fourth quarter 2003 net income of $1.3 million, or $0.01 per diluted share, compared with fourth quarter 2002 net income of $4.4 million, or $0.06 per diluted share.
    For the year ended December 31, 2003, ScanSoft reported total revenue of $135.4 million, up 27 percent from revenue of $106.6 million in 2002. Net income before amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation was $11.3 million, or $0.12 per diluted share, versus $18.6 million, or $0.26 per diluted share, for 2002. After including amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation, ScanSoft reported a net loss of $5.5 million, or $0.07 per diluted share, for 2003 compared with net income of $6.3 million, or $0.09, for 2002.
    "ScanSoft achieved solid revenue growth in the fourth quarter, driven by strong performance across all business segments," said Paul Ricci, chairman and CEO of ScanSoft. "Our results reflected significant progress in the SpeechWorks integration and strong performance by our channel partners, resulting in continued momentum in our network and embedded speech businesses. In addition, key new product launches in our productivity applications revitalized our imaging business."

    Fourth quarter highlights:

    -- Strength in Network Speech: ScanSoft experienced strong revenue from its SpeechWorks network speech solutions. The company's results were driven in part through the performance of its channel partners including Accenture, Avaya, Aspect, and Nortel Networks. Key customers in the quarter include Bank of America, PG&E, Hewlett-Packard, Telstra, Orange and Verizon. ScanSoft saw strong demand in packaged applications as it signed several SpeechPAK for Healthcare customers, and expanded its packaged application portfolio with the acquisition of LocusDialog, the leading supplier of speech-based auto-attendant applications.

    -- SpeechWorks Integration: ScanSoft largely completed the integration of SpeechWorks International, Inc., and expects to fully realize the anticipated cost synergies from the acquisition by the second quarter of 2004. All product direction and migration plans have been communicated and embraced by customers and partners, resulting in continued growth in network and embedded speech.

    -- Strategic Design Wins in Embedded Markets: In the fourth quarter, ScanSoft expanded its embedded business with key design wins and strengthened agreements with existing automotive partners worldwide. The company signed or expanded strategic agreements with leading manufacturers and technology companies including Bosch Blaupunkt, Infineon, Pioneer and Polycom.

    -- Renewed Growth in Imaging: Fueled by the launch of OmniPage Pro 14 and the newly introduced PDF Converter, ScanSoft experienced renewed growth in its imaging business. PDF Converter officially launched in October in conjunction with the worldwide Microsoft Office 2003 launch, while ScanSoft's flagship OCR solution, OmniPage Pro 14 Office, was introduced late in the quarter and was one of the most successful product launches in the company's history.

    -- Growing Demand for PDF Solutions: In the fourth quarter, ScanSoft launched PDF Converter, the first in a series of PDF-related products. These products build on ScanSoft's heritage of rich imaging capabilities and leverage the strength of partners and channels to bring innovative solutions to the market. Positive response from customers underscores the market opportunity for PDF solutions and alternatives.

    "2003 was a year of important accomplishment for ScanSoft and one that provided a strategic and operational foundation for the future," Ricci continued. "Our employees continue to drive innovation and improve our competitive position such that we look forward to 2004 with a unified vision and plan for success in the exciting markets for speech and imaging solutions worldwide."
    ScanSoft will discuss the quarter and year in greater detail, progress on its integration, and revenue and earnings guidance on its investor conference call scheduled for this morning.

    Amended 10b5-1 Policy

    The company also stated that its board of directors has amended a policy intended to regulate trading in ScanSoft securities for insiders and affiliates, including all officers and directors of ScanSoft. The amended policy recommends all insiders and affiliates make purchases or sales of ScanSoft common stock pursuant to individual trading plans according to Rule 10b5-1 of the Securities Exchange Act. Any such plan must be implemented not less than 90 days in advance of any trading. Rule 10b5-1 trading plans provide for the periodic disposition of shares, according to a predetermined schedule of amounts and dates. 10b5-1 plans can only be implemented or amended during an open trading window. Insiders and affiliates who chose not to sell pursuant to a 10b5-1 plan may sell in compliance with Rule 144 of the Securities Act during an open trading window.

    Investor Call

    In conjunction with this announcement, ScanSoft management will conduct a Webcast and conference call on Thursday, February 26, 2004 at 8:30 a.m. ET. Those who wish to listen to the live broadcast should visit the Investor Relations section of the company's Web site at www.scansoft.com at least 15 minutes prior to the event and follow the instructions provided to assure that the necessary audio applications are downloaded and installed.
    The conference call can be heard live by dialing (800) 539-9343 or
(706) 643-0195 and refer to the conference name ScanSoft, five minutes prior to the call. A replay of the call will be available within 24 hours of the announcement. To access the replay, dial (800) 642-1687 or (706) 645-9291 and enter conference number 5340706.

    About ScanSoft, Inc.

    ScanSoft, Inc. (Nasdaq: SSFT) is the leading supplier of speech and imaging solutions that are used to automate a wide range of manual processes - saving time, increasing worker productivity and improving customer service. For more information regarding ScanSoft products and technologies, please visit www.scansoft.com.

    Trademark reference: ScanSoft, the ScanSoft logo, Dragon
NaturallySpeaking, OmniPage Pro, RealSpeak, and PaperPort are registered trademarks or trademarks of ScanSoft, Inc. in the United States and other countries. All other company or product names mentioned may be the trademarks of their respective owners.

    This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to: potential synergies from, and the completion of the integration of, the acquisition of SpeechWorks; the future performance of, and opportunities for growth in, the speech and imaging businesses; the strength of existing products, services and relationships as well as the introduction of new products, services and relationships; the market for ScanSoft's products; ScanSoft's strategic and operational plan; the future prospects regarding international operations; and future sales of ScanSoft common stock by insiders and affiliates and the use of 10b5-1 plans to effect any such sales. Such statements are based on current expectations that are subject to a number of risks and uncertainties, and actual results may differ materially. These risks and uncertainties include, without limitation, the following: difficulties with integrating product plans and operations of acquired businesses and the accounting effects of such acquisitions on ScanSoft's operating results; economic conditions in the United States and abroad; ScanSoft's ability to control and successfully manage its expenses, inventory and cash position; fluctuations in demand for ScanSoft's existing and future products; the effects of competition, including pricing pressure; possible defects in products and technologies; ScanSoft's dependence on OEM customers; the reluctance of insiders and affiliates to adopt 10b5-1 trading plans; the potential volatility in ScanSoft stock price; and uncertainty in the market and market acceptance of the disposition of ScanSoft common stock by insiders and affiliates pursuant to 10b5-1 plans. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in ScanSoft's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and its most recent quarterly report on Form 10-Q for the quarter ended September 30, 2003. ScanSoft undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this document.



                            ScanSoft, Inc.
     Supplemental Condensed Consolidated Statements of Operations
     Excluding amortization of intangible assets, non-cash stock compensation and restructuring charges
                 (in 000's, except per share amounts)
                              Unaudited

                                Three months ended  Fiscal Year ended
                                   December 31,        December 31,
                                  2003      2002      2003      2002

Revenue, third parties          $44,467   $27,655  $128,681  $101,524
Revenue, related parties          2,404       780     6,718     5,095
    Total revenue                46,871    28,435   135,399   106,619

Costs and expenses:
    Cost of revenue              10,479     3,482    26,123    16,419
    Research and development      8,869     6,323    33,938    27,633
    Selling, general and
     administrative              22,261    11,693    64,964    43,668

Total costs and expenses         41,609    21,498   125,025    87,720

Income from operations            5,262     6,937    10,374    18,899

Other income (expense), net          18       162       675       (16)

Income before income taxes        5,280     7,099    11,049    18,883

Provision (benefit) for income
 taxes                             (742)      420      (269)      254

Net income                       $6,022    $6,679   $11,318   $18,629

Net income per share:  basic      $0.06     $0.10     $0.14     $0.28

Net income per share:  diluted    $0.05     $0.09     $0.12     $0.26

Weighted average common
 shares:  basic                 103,072    66,709    81,960    67,010

Weighted average common and
 common equivalent shares:
 diluted                        114,648    73,850    92,862    72,796


                            ScanSoft, Inc.
           Condensed Consolidated Statements of Operations
     Including amortization of intangible assets, non-cash stock compensation and restructuring charges
                 (in 000's, except per share amounts)
                              Unaudited

                                Three months ended  Fiscal Year ended
                                    December 31,       December 31,
                                   2003     2002      2003      2002

Revenue, third parties           $44,467  $27,655  $128,681  $101,524
Revenue, related parties           2,404      780     6,718     5,095
   Total revenue                  46,871   28,435   135,399   106,619

Costs and expenses:
   Cost of revenue                10,479    3,482    26,123    16,419
   Cost of revenue from
    amortization of intangible
    assets                         3,035    1,976    10,516     9,470
   Research and development        8,869    6,323    33,938    27,633
   Selling, general and
    administrative                22,261   11,693    64,964    43,668
   Stock based compensation          175       27       330       103
   Amortization of other
    intangible assets                851      236     2,297     1,682
   Restructuring and other
    charges                          627        -     3,693     1,041

Total costs and expenses          46,297   23,737   141,861   100,016

Income (loss) from operations        574    4,698    (6,462)    6,603

Other income (expense), net           18      162       675       (16)

Income (loss) before income
 taxes                               592    4,860    (5,787)    6,587

Provision (benefit) for income
 taxes                              (742)     420      (269)      254

Net income (loss)                 $1,334   $4,440   $(5,518)   $6,333

Net income (loss) per share:
 basic                             $0.01    $0.07    $(0.07)    $0.09
Net income (loss) per share:
 diluted                           $0.01    $0.06    $(0.07)    $0.09

Weighted average common shares:
 basic                           103,072   66,709    78,398    67,010
Weighted average common shares:
 diluted                         114,648   73,850    78,398    72,796



                            ScanSoft, Inc.
                 Condensed Consolidated Balance Sheet
                      (Unaudited, in thousands)


              Assets               December 31, 2003 December 31, 2002

Current assets:
     Cash and cash equivalents              $ 42,584         $ 18,853
     Accounts receivable, net                 40,271           15,650
     Receivable from related party             2,133            1,518
     Prepaid expenses and other
      current assets                           9,691            4,408
          Total current assets                94,679           40,429

Goodwill, net                                243,266           63,059
Other intangible assets, net                  54,286           33,823
Property and equipment, net                    6,977            2,846
Other assets                                   2,732            3,533
Total assets                                $401,940         $143,690


Liabilities and stockholders' equity

Current liabilities:
     Short term note payable                $    904         $  3,273
     Accounts payable and accrued
      expenses                                28,596           16,858
     Deferred revenue                         13,672            1,790
     Other current liabilities                 7,202            1,666
          Total current liabilities           50,374           23,587
Long term portion of deferred
 revenue                                         490              244
Long term note payable                        27,859                -
Other long term liabilities                   19,991              481
Total liabilities                             98,714           24,312

Stockholders' equity:                        303,226          119,378

Total liabilities and stockholders'
 equity                                     $401,940         $143,690



                            ScanSoft, Inc.
         Reconciliation of Supplemental Financial Information
                 (in 000's, except per share amounts)
                              Unaudited

                                 Three months ended  Fiscal Year ended
                                    December 31,        December 31,
                                   2003      2002      2003      2002

Non-GAAP Financial Measures:

GAAP Gross Margin                    71%       81%      73%        76%
Cost of revenue from
 amortization of intangible
 assets                               6%        7%       8%         9%
Non-GAAP gross margin                78%       88%      81%        85%


GAAP net income (loss)          $ 1,334   $ 4,440  $(5,518)   $ 6,333
Cost of revenue from
 amortization of intangible
 assets                           3,035     1,976   10,516      9,470
Amortization of other
 intangible assets                  851       236    2,297      1,682
Restructuring and other
 charges                            627         -    3,693      1,041
Stock based compensation            175        27      330        103

Net income excluding
 acquisition related
 amortization and
 restructuring charges          $ 6,022   $ 6,679  $11,318    $18,629

Net income per share,
 excluding acquisition related
 amortization and
 restructuring charges: basic   $  0.06   $  0.10  $  0.14    $  0.28

Net income per share,
 excluding acquisition related
 amortization and
 restructuring charges:
 diluted                        $  0.05   $  0.09  $  0.12    $  0.26

Shares used in computing net
 income per share, excluding
 acquisition related
 amortization and restructuring
 charges:

Weighted average common
 shares: basic                  103,072    66,709   81,960     67,010

Weighted average common and
 common equivalent shares:
 diluted                        114,648    73,850   92,862     72,796

    This press release and the reconciliation contained herein disclose certain financial measures that exclude acquisition-related amortization, restructuring charges, and non-cash stock compensation that are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States. These non-GAAP financial measures are provided to enhance the user's overall understanding of ScanSoft's current financial performance and ScanSoft's prospects for the future. Management believes that these measures present a more representative measure of ScanSoft's operating performance because they exclude identified non-cash and restructuring charges. Management uses these measures for evaluating historical performance and for forecasting and planning for future periods. These measures, however, should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in our press release have been reconciled to the nearest GAAP measure.

    CONTACT: ScanSoft, Inc.
             Richard Mack, 978-977-2175
             richard.mack@scansoft.com
             or
             ScanSoft, Inc.
             Jonna Schuyler, 978-977-2038
             jonna.schuyler@scansoft.com